SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2004

SYNBIOTICS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 0-11303

California	95-3737816
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11011 Via Frontera San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 451-3771

Item 5.	Other Events

On January 14, 2004, we issued a press release announcing that we had received USDA approval for our Witness® HW in-clinic veterinary diagnostic for the detection of heartworm infection in dogs.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

a)	Financial statements of businesses acquired

Not	applicable.

b)	Pro forma financial information

Not	applicable.

c)	Exhibits

99	Press release dated January 14, 2004, entitled “Synbiotics Announces the Availability of Witness® HW”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNBIOTICS CORPORATION

Date: January 16, 2004	/s/ Keith A. Butler

Keith A. Butler Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99	Press release dated January 14, 2004, entitled “Synbiotics Announces the Availability of Witness® HW”.